EXHIBIT 21

                                              --------------------
                                                  ABLE TELCOM
                                                 HOLDING CORP.
-------------------------------------------------------------------------------------------------------------
       NETWORK                NETWORK           TRANSPORTATION         CONSTRUCTION        COMMUNICATIONS
       SERVICES             DEVELOPMENT            SERVICES                                  DEVELOPMENT
-------------------------------------------------------------------------------------------------------------
        Adesta            Adesta ICP, Inc.          Adesta           Georgia Electric        Able Telcom
 Communications, Inc.                           Transportation,          Company         International, Inc.
       formerly                                  Inc. formerly
     MFS Network                              MFS Transportation
  Technologies, Inc.                             Systems, Inc.
-------------------------------------------------------------------------------------------------------------
                                                TransTech, Inc.     Patton Management      Able Telcom CA
                                                   formerly               Corp.
                                              MFS TransTech, Inc.
                                              ---------------------------------------------------------------
                                               Southern Aluminum      Transportation       Able Telcom Do
                                                 & Steel Corp.     Safety Contractors,      Brasil, LTDA
                                                                           Inc.
                                              ---------------------------------------------------------------
                                                   Specialty               Able          Able Wireless, Inc.
                                                  Electronic        Telecommunications
                                                 Systems, Inc.        & Power, Inc.
                                              ---------------------------------------------------------------